U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2013

SurePure, Inc.

(Exact name of Company as specified in its charter)

Nevada	000-54172	26-3550286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue, 25th Floor New York, NY 10174 (Address of principal executive offices) Telephone: (917) 368-8480 Facsimile: (917) 368-8005 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 23, 2013, we issued a press release announcing that we have entered into a distribution agreement covering Sub-Saharan Africa with Milk Independent (PTY) Ltd. of Stellenbosch, South Africa.  A copy of the press release is included as Exhibit 99.1 to this report and incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREPURE, INC.

(Registrant)

Date: August 23, 2013	/s/ Stephen M. Robinson
Stephen M. Robinson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 23, 2013